                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-21534
                                   ------------


              RIVERSOURCE VARIABLE PORTFOLIO - SELECT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     12/31
                         --------------
Date of reporting period:    12/31
                         --------------

  Annual Report

                                                        RIVERSOURCE [LOGO](R)
                                                              INVESTMENTS



  RIVERSOURCE(SM)
  VARIABLE PORTFOLIO  - CORE EQUITY FUND

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  DEC. 31, 2006

> RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM
  GROWTH OF CAPITAL


  THIS FUND IS CLOSED TO NEW INVESTORS.

  Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

Questions & Answers
   with Portfolio Management .........................................    3

The Fund's Long-term Performance .....................................    8

Fund Expenses Example ................................................   10

Investments in Securities ............................................   12

Financial Statements .................................................   21

Notes to Financial Statements ........................................   24

Report of Independent Registered
   Public Accounting Firm ............................................   37

Board Members and Officers ...........................................   38

Proxy Voting .........................................................   41


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2  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio managers, Bob Ewing and Nick Thakore, discuss RiverSource Variable Portfolio - Core Equity Fund's performance and positioning for the 12 months ended Dec. 31, 2006.

Q: How did RiverSource Variable Portfolio - Core Equity Fund perform for the fiscal year ended Dec. 31, 2006?

A: RiverSource Variable Portfolio - Core Equity Fund rose 15.79% for the 12 months ended Dec. 31, 2006. The Fund's benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard and Poor's 500 Index (S&P 500 Index) returned 15.46% and 15.79%, respectively. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, advanced 13.39% over the same time frame.

Q:    What factors had a significant impact on performance?

A: U.S. stock markets advanced sharply during the past 12 months as global growth continued and the Federal Reserve held short-term interest rates steady in the latter months of the year. Across all market segments, value stocks significantly outperformed growth stocks. The Fund's multi-faceted strategy includes allocations to both large-cap value and large-cap growth stocks, positioning the portfolio to potentially benefit when one investment style dominates another, as value did this year.


                            PERFORMANCE COMPARISON

                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Variable Portfolio - Core Equity Fund                      +15.79%
Russell 1000(R) Index (unmanaged)                                      +15.46%
S&P 500 Index (unmanaged)                                              +15.79%
Lipper Large-Cap Core Funds Index                                      +13.39%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  3

QUESTIONS & ANSWERS

      The Fund's sector allocations had a meaningful positive impact on its return relative to the Russell Index. Individual stock selection detracted. Specifically, positioning in the energy and information technology sectors had the largest favorable effect, while positioning in financials and telecommunication services detracted from relative return.

      The Fund's energy allocation was smaller than that of the Russell Index, which was beneficial. Stock selection within the energy sector was an even more significant contributor to relative performance. Within the portfolio's energy position, we focused on large-cap integrated oil companies and de-emphasized both service-oriented firms and exploration and production companies. This positioning was particularly effective in 2006.

      In information technology, stock selection was a significant contributor. The portfolio's information technology allocation was smaller than the Russell Index, which was advantageous. A key factor in the Fund's information technology outperformance was an emphasis on large-cap information technology companies with strong earnings growth and attractive valuations. For example, stocks such as Cisco Systems and Hewlett-Packard performed well during the year. The Fund also had exposure to faster growing technology companies and benefited particularly from holdings of selective semiconductor stock.

      The portfolio had a smaller position in financials than the Russell Index, primarily because we did not think the sector's growth opportunities were attractive relative to the high valuations on many financial stocks. However, the sector outperformed during the period. Stock selection within the sector was hampered by the portfolio's underweight in brokerage firms, a group that was very strong this past year.


------------------------------------------------------------------------------

4  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      We maintained the Fund's emphasis on telecommunication services stocks, mainly wireless services. We continued to see a promising combination of powerful secular trends, high free cash flow yields and high growth rates for telecommunication services stocks. The sector performed well, rebounding from depressed valuations as cost-cutting improved fundamentals for many companies and the Fund's large allocation was advantageous. However, stock selection within the sector was a negative factor, primarily due to holdings of Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period. We significantly reduced the Fund's Sprint Nextel holdings during the year, shifting the telecommunication services positioning in favor of attractively valued companies that we think are better positioned to capitalize on the secular growth trend.

Q:    What changes did you make to the Fund during the period?

A: As discussed in the previous question, we repositioned the Fund's telecommunication services holdings to capitalize on the sector's continuing growth opportunities. We also took profits in selected stocks that had appreciated beyond our target valuations.

      In health care we added to specific stocks where we gained more confidence in the growth potential over the coming year. In information technology and energy, we identified selected stocks that had previously underperformed and now exhibited favorable risk/reward potential.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  5

QUESTIONS & ANSWERS

Q:    How are you positioning the Fund for the current environment?

A: We currently see corporate profit margins at record levels, while at the same time, there are signs of slower global economic growth. In addition, continued high energy prices, increased borrowing costs and a weaker U.S. housing market could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given this scenario, we maintain an emphasis on stable growth companies, such as those whose earnings growth is less dependent on the economy. Also, among companies whose earnings are tied to the economy, we are looking for situations where the cyclical nature of those earnings has already been discounted in the stock price. We continue to emphasis larger cap stocks which still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.


Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


------------------------------------------------------------------------------

6  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

SECTION BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                               19.1%
Information Technology                                   14.7%
Health Care                                              13.2%
Consumer Discretionary                                   12.2%     [PIE CHART]
Telecommunication Services                                9.2%
Consumer Staples                                          8.7%
Other(1)                                                 22.9%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Energy 8.3%, Industrials 7.9%, Utilities 2.6%, Materials 2.3% and Cash & Cash Equivalents 1.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


TOP TEN HOLDINGS

                                          PERCENT                 VALUE
                                   (OF PORTFOLIO ASSETS)    (AT DEC. 31, 2006)
Exxon Mobil                                 3.8%               $16,571,467
NTL                                         3.2                 13,749,794
General Electric                            2.5                 10,729,244
American Intl Group                         2.2                  9,300,394
Cisco Systems                               2.0                  8,621,304
Citigroup                                   2.0                  8,562,483
Microsoft                                   2.0                  8,438,405
Pfizer                                      1.9                  8,256,998
Bank of America                             1.9                  8,147,421
Altria Group                                1.9                  8,079,180

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 23.4% of portfolio assets.

AVERAGE ANNUAL TOTAL RETURNS
AT DEC. 31, 2006

1 year                                                                 +15.79%
Since inception (9/10/04)                                              +12.78%


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  7

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio - Core Equity Fund (from 10/1/04 to 12/31/2006)* as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 10, 2004. Russell 1000 Index, S&P 500 Index and Lipper peer group is from Oct. 1, 2004.



------------------------------------------------------------------------------

8  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
              RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                        10/1/04    12/31/04  12/31/05     12/31/06
RiverSource Variable Portfolio -- Core Equity Fund      $10,000    $10,693    $11,396     $13,195
Russell 1000(R) Index(1)                                $10,000    $10,980    $11,668     $13,472
S&P 500 Index(2)                                        $10,000    $10,923    $11,459     $13,269
Lipper Large-Cap Core Funds Index(3)                    $10,000    $10,849    $11,470     $13,005

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.


------------------------------------------------------------------------------

10  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                                BEGINNING           ENDING           EXPENSES
                              ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING      ANNUALIZED
                               JULY 1, 2006     DEC. 31, 2006     THE PERIOD(a)    EXPENSE RATIO
Actual(b)                         $1,000          $1,138.50            $2.13             .40%

Hypothetical
(5% return before expenses)       $1,000          $1,022.94            $2.02             .40%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +13.85% for the six months ended Dec. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  11

INVESTMENTS IN SECURITIES

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.1%)

ISSUER                                              SHARES          VALUE(a)
AEROSPACE & DEFENSE (3.4%)
Boeing                                                52,524       $ 4,666,231
DRS Technologies                                       3,420           180,166
General Dynamics                                       5,946           442,085
Goodrich                                              22,843         1,040,499
Honeywell Intl                                        83,514         3,778,173
L-3 Communications
 Holdings                                              7,981           652,686
Lockheed Martin                                       15,781         1,452,957
Northrop Grumman                                      14,937         1,011,235
United Technologies                                   21,976         1,373,940
                                                                   -----------
Total                                                               14,597,972
------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                             3,605           270,303
------------------------------------------------------------------------------
AIRLINES (--%)
UAL                                                    3,543(b)        155,892
------------------------------------------------------------------------------
AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                 2,392(b)         50,208
Johnson Controls                                       2,277           195,640
                                                                   -----------
Total                                                                  245,848
------------------------------------------------------------------------------
AUTOMOBILES (0.1%)
Ford Motor                                            21,906           164,514
General Motors                                         6,587           202,353
                                                                   -----------
Total                                                                  366,867
------------------------------------------------------------------------------
BEVERAGES (1.8%)
Anheuser-Busch
Companies                                             19,125           940,950
Brown-Forman Cl B                                        915            60,610
Coca-Cola                                             46,308         2,234,361
Coca-Cola Enterprises                                  3,210            65,548
Constellation Brands Cl A                              2,567(b)         74,494
Molson Coors Brewing Cl B                                532            40,666
Pepsi Bottling Group                                   1,756            54,278
PepsiCo                                               66,322         4,148,441
                                                                   -----------
Total                                                                7,619,348
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES          VALUE(a)
BIOTECHNOLOGY (2.2%)
Amgen                                                 57,831(b)    $ 3,950,436
Biogen Idec                                           30,784(b)      1,514,265
Genentech                                             48,496(b)      3,934,480
Gilead Sciences                                        2,165(b)        140,573
MedImmune                                              3,502(b)        113,360
                                                                   -----------
Total                                                                9,653,114
------------------------------------------------------------------------------
BUILDING PRODUCTS (0.1%)
American Standard
 Companies                                             3,699           169,599
Masco                                                 14,235           425,200
                                                                   -----------
Total                                                                  594,799
------------------------------------------------------------------------------
CAPITAL MARKETS (3.1%)
Bank of New York                                      17,061           671,692
Bear Stearns Companies                                 1,402           228,218
Charles Schwab                                         9,300           179,862
Franklin Resources                                    11,131         1,226,302
Goldman Sachs Group                                    4,843           965,452
KKR Private Equity
 Investors LP Unit                                    40,511(f)        925,676
KKR Private Equity
 Investors LP Unit                                    33,040           754,964
Legg Mason                                             1,528           145,236
Lehman Brothers
 Holdings                                             27,423         2,142,285
Merrill Lynch & Co                                    26,670         2,482,977
Morgan Stanley                                        31,748         2,585,239
Nuveen Investments Cl A                                  684            35,486
State Street                                          15,831         1,067,643
                                                                   -----------
Total                                                               13,411,032
------------------------------------------------------------------------------
CHEMICALS (1.0%)
Air Products & Chemicals                               2,566           180,338
Ashland                                                4,183           289,380
Dow Chemical                                          34,216         1,366,588
Eastman Chemical                                       6,665           395,301
Ecolab                                                 2,141            96,773

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

ISSUER                                             SHARES           VALUE(a)
CHEMICALS (CONT.)
EI du Pont de Nemours
 & Co                                                17,449        $   849,941
Hercules                                              1,578(b)          30,471
Intl Flavors & Fragrances                             1,083             53,240
Monsanto                                              6,089            319,855
PPG Inds                                              1,853            118,981
Praxair                                               3,754            222,725
Rohm & Haas                                           1,770             90,482
RPM Intl                                              8,679            181,304
Sigma-Aldrich                                           773             60,078
                                                                   -----------
Total                                                                4,255,457
------------------------------------------------------------------------------
COMMERCIAL BANKS (2.5%)
BB&T                                                  6,025            264,678
Comerica                                              1,956            114,778
Commerce Bancorp                                      6,528            230,243
Compass Bancshares                                    1,561             93,114
Fifth Third Bancorp                                   6,497            265,922
First Horizon Natl                                    1,486             62,085
Huntington Bancshares                                 2,966             70,443
Industrial & Commercial
 Bank of China Series H                             157,000(b,c)        97,497
M&T Bank                                                943            115,197
Natl City                                             7,044            257,529
PNC Financial Services
 Group                                               12,580            931,423
Regions Financial                                     8,163            305,296
SunTrust Banks                                        4,093            345,654
US Bancorp                                           51,790          1,874,280
Wachovia                                             44,590          2,539,400
Wells Fargo & Co                                     92,902          3,303,594
Zions Bancorporation                                  1,279            105,441
                                                                   -----------
Total                                                               10,976,574
------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                     2,759(b)          33,908
Avery Dennison                                        3,931            267,033
Cintas                                                1,693             67,229
Equifax                                                 374             15,184
Robert Half Intl                                      1,999             74,203
Waste Management                                      6,295            231,467
                                                                   -----------
Total                                                                  689,024
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES           VALUE(a)
COMMUNICATIONS EQUIPMENT (3.9%)
ADC Telecommunications                                7,364(b)     $   106,999
ADTRAN                                               12,794            290,424
Alcatel-Lucent                                        2,593(c)          37,308
Alcatel-Lucent ADR                                  121,095(c)       1,721,971
Cisco Systems                                       315,452(b)       8,621,304
Corning                                              13,461(b)         251,855
JDS Uniphase                                         11,205(b)         186,675
Juniper Networks                                      5,676(b)         107,503
Motorola                                             71,415          1,468,292
QUALCOMM                                             64,165          2,424,795
Redback Networks                                     33,175(b)         827,385
Tellabs                                              73,607(b)         755,208
                                                                   -----------
Total                                                               16,799,719
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (2.7%)
Apple Computer                                       28,956(b)       2,456,627
Dell                                                 22,166(b)         556,145
EMC                                                  47,430(b)         626,076
Hewlett-Packard                                     108,692          4,477,023
Intl Business Machines                               36,821          3,577,160
SanDisk                                               1,884(b)          81,069
                                                                   -----------
Total                                                               11,774,100
------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                      1,124            101,014
------------------------------------------------------------------------------
CONSUMER FINANCE (0.8%)
American Express                                     23,769          1,442,065
Capital One Financial                                22,801          1,751,573
SLM                                                   4,775            232,877
                                                                   -----------
Total                                                                3,426,515
------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Ball                                                  1,214             52,930
Bemis                                                 1,388             47,164
Pactiv                                                1,700(b)          60,673
Sealed Air                                              944             61,285
Temple-Inland                                         7,914            364,282
                                                                   -----------
Total                                                                  586,334
------------------------------------------------------------------------------
DISTRIBUTORS (--%)
Genuine Parts                                         2,125            100,789
------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                     1,728(b)          67,340
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  13

ISSUER                                            SHARES            VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (5.2%)
Bank of America                                    152,602         $ 8,147,421
Chicago Mercantile
 Exchange Holdings                                     399             203,390
CIT Group                                            2,373             132,342
Citigroup                                          153,725           8,562,483
Consumer Discretionary
 Select Sector SPDR Fund                             3,616             138,927
Financial Select Sector
 SPDR Fund                                          11,155             409,835
JPMorgan Chase & Co                                 93,743           4,527,787
Materials Select Sector
 SPDR Trust                                          3,108             108,407
Moody's                                              2,758             190,467
                                                                   -----------
Total                                                               22,421,059
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.3%)
AT&T                                                61,892           2,212,639
BellSouth                                          141,990           6,689,148
Chunghwa Telecom ADR                                20,166(c)          397,875
Citizens Communications                             12,275             176,392
Embarq                                              45,187           2,375,029
France Telecom                                      23,128(c)          639,582
Qwest Communications
 Intl                                              152,083(b)        1,272,935
Verizon Communications                              97,479           3,630,118
Windstream                                          85,337           1,213,492
                                                                   -----------
Total                                                               18,607,210
------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.4%)
Allegheny Energy                                     1,962(b)           90,075
American Electric Power                              4,420             188,204
Edison Intl                                          3,655             166,229
Entergy                                             13,526           1,248,720
Exelon                                              28,466           1,761,762
FirstEnergy                                          3,841             231,612
FPL Group                                            8,965             487,875
Pinnacle West Capital                                1,258              63,768
PPL                                                 14,970             536,525
Progress Energy                                      3,003             147,387
Southern                                            35,259           1,299,647
                                                                   -----------
Total                                                                6,221,804
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.1%)
Cooper Inds Cl A                                     1,108             100,196
Emerson Electric                                     8,636             380,761
Rockwell Automation                                  2,020             123,382
                                                                   -----------
Total                                                                  604,339
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                            SHARES            VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                    20,152(b,c)    $   231,345
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Baker Hughes                                         7,751             578,690
BJ Services                                         15,278             447,951
Cameron Intl                                         5,797(b)          307,531
Halliburton                                          9,158             284,356
Natl Oilwell Varco                                   4,546(b)          278,124
Pride Intl                                           3,365(b)          100,950
Transocean                                           2,002(b)          161,942
Weatherford Intl                                    14,100(b)          589,238
                                                                   -----------
Total                                                                2,748,782
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale                                     7,215             381,457
CVS                                                 37,109           1,147,039
Rite Aid                                            11,243(b)           61,162
Safeway                                             49,372           1,706,296
SYSCO                                                7,203             264,782
Wal-Mart Stores                                     37,954           1,752,716
Whole Foods Market                                   1,644              77,153
                                                                   -----------
Total                                                                5,390,605
------------------------------------------------------------------------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                               7,636             244,047
Cadbury Schweppes                                   15,425(c)          165,063
Campbell Soup                                       10,151             394,772
ConAgra Foods                                        5,731             154,737
Dean Foods                                           1,555(b)           65,745
General Mills                                       14,817             853,459
Hershey                                              4,952             246,610
HJ Heinz                                             3,860             173,739
Kellogg                                             31,720           1,587,903
Kraft Foods Cl A                                     4,806             171,574
McCormick & Co                                       1,718              66,246
Sara Lee                                             8,852             150,750
Tyson Foods Cl A                                     3,244              53,364
WM Wrigley Jr                                        2,460             127,231
                                                                   -----------
Total                                                                4,455,240
------------------------------------------------------------------------------
GAS UTILITIES (0.1%)
Nicor                                                  607              28,408
ONEOK                                               10,130             436,805
Peoples Energy                                         566              25,227
Questar                                                961              79,811
                                                                   -----------
Total                                                                  570,251
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

ISSUER                                               SHARES         VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Bausch & Lomb                                          3,077       $   160,189
Baxter Intl                                            4,758           220,724
Biomet                                                 3,493           144,156
Boston Scientific                                    232,325(b)      3,991,343
Medtronic                                             38,252         2,046,864
St. Jude Medical                                      10,004(b)        365,746
Stryker                                                8,915           491,306
Zimmer Holdings                                        9,299(b)        728,856
                                                                   -----------
Total                                                                8,149,184
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Aetna                                                 20,142           869,732
Cardinal Health                                       45,912         2,958,110
Caremark Rx                                           22,529         1,286,631
CIGNA                                                  3,613           475,362
Coventry Health Care                                   1,861(b)         93,143
Express Scripts                                        1,613(b)        115,491
Health Management
 Associates Cl A                                       2,814            59,404
HealthSouth                                           12,112(b)        274,337
Humana                                                 8,459(b)        467,867
Laboratory Corp of
 America Holdings                                      1,466(b)        107,707
Manor Care                                               863            40,492
McKesson                                              16,775           850,493
Patterson Companies                                    1,627(b)         57,775
Quest Diagnostics                                      1,893           100,329
Tenet Healthcare                                       5,519(b)         38,467
UnitedHealth Group                                    53,669         2,883,635
                                                                   -----------
Total                                                               10,678,975
------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (--%)
IMS Health                                             2,360            64,853
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Applebee's Intl                                       19,823           489,033
Carnival Unit                                          6,437           315,735
Chipotle Mexican Grill Cl A                              288(b)         16,416
Chipotle Mexican Grill Cl B                            1,160(b)         60,320
Harrah's Entertainment                                11,741           971,216
Intl Game Technology                                   1,840            85,008
Marriott Intl Cl A                                    22,040         1,051,749
McDonald's                                            16,353           724,928
Orient-Express Hotels
 Series A                                              2,188(c)        103,536
Pinnacle Entertainment                                 3,211(b)        106,413

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES         VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Starbucks                                              3,896(b)    $   137,996
Yum! Brands                                            1,035            60,858
                                                                   -----------
Total                                                                4,123,208
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.4%)
Centex                                                 1,330            74,839
DR Horton                                             16,907           447,865
Fortune Brands                                         1,799           153,617
Harman Intl Inds                                         813            81,227
Hovnanian Enterprises Cl A                             7,152(b)        242,453
KB HOME                                                  945            48,460
Leggett & Platt                                        2,104            50,286
Lennar Cl A                                            1,685            88,395
Newell Rubbermaid                                      3,230            93,509
Pulte Homes                                            2,630            87,106
Snap-On                                                  757            36,063
Standard-Pacific                                       2,842            76,137
Stanley Works                                            970            48,781
Whirlpool                                                911            75,631
                                                                   -----------
Total                                                                1,604,369
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (2.5%)
Clorox                                                 1,822           116,881
Colgate-Palmolive                                     44,092         2,876,562
Kimberly-Clark                                         5,140           349,263
Procter & Gamble                                      94,236         6,056,548
Spectrum Brands                                      147,719(b)      1,610,137
                                                                   -----------
Total                                                               11,009,391
------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                    7,703(b)        169,774
Constellation Energy Group                             2,015           138,773
Dynegy Cl A                                            4,423(b)         32,023
TXU                                                    5,176           280,591
                                                                   -----------
Total                                                                  621,161
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (2.9%)
3M                                                    13,040         1,016,207
General Electric                                     288,343        10,729,244
Tyco Intl                                             26,196(c)        796,358
                                                                   -----------
Total                                                               12,541,809
------------------------------------------------------------------------------
INSURANCE (5.0%)
ACE                                                   48,356(c)      2,928,923
AFLAC                                                 29,220         1,344,120
Allied World Assurance
 Holdings                                              5,895(c)        257,199

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  15

ISSUER                                            SHARES            VALUE(a)
INSURANCE (CONT.)
American Intl Group                                129,785         $ 9,300,394
Aon                                                 18,918             668,562
Arch Capital Group                                   5,778(b,c)        390,651
Aspen Insurance Holdings                            17,847(c)          470,447
Chubb                                                8,119             429,576
Endurance Specialty
 Holdings                                            7,050(c)          257,889
Hartford Financial
 Services Group                                     24,091           2,247,931
Max Re Capital                                      25,293(c)          627,772
Prudential Financial                                28,314           2,431,040
XL Capital Cl A                                      4,572(c)          329,275
                                                                   -----------
Total                                                               21,683,779
------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                           3,792(b)          149,632
IAC/InterActiveCorp                                  2,502(b)           92,974
Liberty Media - Interactive
 Cl A                                               19,149(b,e)        413,045
                                                                   -----------
Total                                                                  655,651
------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.9%)
Baidu.com ADR                                        1,722(b,c)        194,104
eBay                                                18,578(b)          558,640
Google Cl A                                         14,427(b)        6,643,345
VeriSign                                             9,932(b)          238,865
Yahoo!                                              24,067(b)          614,671
                                                                   -----------
Total                                                                8,249,625
------------------------------------------------------------------------------
IT SERVICES (1.5%)
Accenture Cl A                                         105(c)            3,878
Affiliated Computer
 Services Cl A                                      11,704(b)          571,623
Automatic Data
 Processing                                         20,141             991,944
BearingPoint                                        14,461(b)          113,808
Cognizant Technology
 Solutions Cl A                                      1,581(b)          121,990
Electronic Data Systems                             63,724           1,755,596
Fidelity Natl Information
 Services                                            1,825              73,164
First Data                                          92,475           2,359,963
Fiserv                                                  20(b)            1,048
Ness Technologies                                    6,311(b,c)         89,995
Paychex                                              4,091             161,758
Satyam Computer
 Services ADR                                        3,479(c)           83,531

COMMON STOCKS (CONTINUED)

ISSUER                                            SHARES            VALUE(a)
IT SERVICES (CONT.)
Unisys                                               4,122(b)      $    32,316
Western Union                                        4,385              98,312
                                                                   -----------
Total                                                                6,458,926
------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                        3,222              83,128
Mattel                                               8,090             183,319
                                                                   -----------
Total                                                                  266,447
------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                         14,429             320,757
Thermo Fisher Scientific                             5,628(b)          254,892
                                                                   -----------
Total                                                                  575,649
------------------------------------------------------------------------------
MACHINERY (0.9%)
Caterpillar                                         19,368           1,187,839
Danaher                                              2,779             201,311
Deere & Co                                           9,013             856,866
Dover                                                2,305             112,991
Flowserve                                           10,721(b)          541,089
Illinois Tool Works                                  3,437             158,755
Ingersoll-Rand Cl A                                  3,841(c)          150,298
ITT                                                  4,113             233,701
Navistar Intl                                          933(b)           31,190
Parker Hannifin                                      7,936             610,120
                                                                   -----------
Total                                                                4,084,160
------------------------------------------------------------------------------
MEDIA (8.5%)
Cablevision Systems Cl A                             5,333             151,884
Charter Communications
 Cl A                                              147,964(b)          452,770
Clear Channel
 Communications                                      4,986             177,202
Comcast Cl A                                        57,208(b)        2,421,615
Comcast Special Cl A                                34,598(b)        1,448,964
EchoStar Communications
 Cl A                                                9,376(b)          356,569
Grupo Televisa ADR                                   5,221(c)          141,019
Idearc                                               4,502(b)          128,982
Liberty Global Cl A                                 68,952(b)        2,009,951
Liberty Global Series C                             32,669(b)          914,732
Liberty Media - Capital
 Series A                                            3,793(b,e)        371,638
News Corp Cl A                                     220,501           4,736,361
NTL                                                544,762(d)       13,749,794
Time Warner                                        106,426           2,317,958
Viacom Cl B                                         47,523(b)        1,949,869

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

ISSUER                                              SHARES          VALUE(a)
MEDIA (CONT.)
Vivendi                                               72,931(c)    $ 2,850,522
Walt Disney                                           28,515           977,209
WorldSpace Cl A                                       17,720(b)         62,020
XM Satellite Radio
 Holdings Cl A                                        73,284(b)      1,058,954
                                                                   -----------
Total                                                               36,278,013
------------------------------------------------------------------------------
METALS & MINING (0.7%)
Alcan                                                  2,397(c)        116,830
Alcoa                                                 22,396           672,104
Allegheny Technologies                                 1,162           105,370
Coeur d'Alene Mines                                  172,503(b)        853,890
Freeport-McMoRan
 Copper & Gold Cl B                                    2,264           126,173
Newmont Mining                                        18,020           813,603
Nucor                                                  3,591           196,284
Phelps Dodge                                           2,288           273,919
                                                                   -----------
Total                                                                3,158,173
------------------------------------------------------------------------------
MULTILINE RETAIL (0.9%)
Dollar General                                         3,631            58,314
Family Dollar Stores                                   8,571           251,387
Federated Department
 Stores                                               11,431           435,864
JC Penney                                             12,781           988,738
Target                                                40,699         2,321,878
                                                                   -----------
Total                                                                4,056,181
------------------------------------------------------------------------------
MULTI-UTILITIES (0.8%)
Ameren                                                 2,398           128,845
CenterPoint Energy                                     4,000            66,320
CMS Energy                                             2,995(b)         50,017
Consolidated Edison                                    2,959           142,239
Dominion Resources                                    17,648         1,479,607
DTE Energy                                             2,141           103,646
Duke Energy                                           14,057           466,833
KeySpan                                                2,146            88,372
NiSource                                               3,183            76,710
PG&E                                                   3,905           184,824
Public Service Enterprise
 Group                                                 2,931           194,560
Sempra Energy                                          3,098           173,612
TECO Energy                                            2,437            41,990
Xcel Energy                                           20,449           471,554
                                                                   -----------
Total                                                                3,669,129
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES          VALUE(a)
OIL, GAS & CONSUMABLE FUELS (7.7%)
Anadarko Petroleum                                     9,159       $   398,600
BP ADR                                                 6,440(c)        432,124
Chesapeake Energy                                     12,727           369,719
Chevron                                               77,936         5,730,634
ConocoPhillips                                        66,231         4,765,320
CONSOL Energy                                          2,250            72,293
Devon Energy                                           6,554           439,642
El Paso                                                7,338           112,125
Exxon Mobil                                          216,253        16,571,467
Kinder Morgan                                          1,193           126,160
Newfield Exploration                                   2,480(b)        113,956
Occidental Petroleum                                  14,482           707,156
Peabody Energy                                         2,965           119,816
Royal Dutch Shell ADR                                  3,470(c)        245,641
Ship Finance Intl                                      3,104(c)         73,751
Sunoco                                                 2,237           139,499
Total                                                 25,506(c)      1,839,951
Valero Energy                                          9,810           501,880
Williams Companies                                     6,784           177,198
XTO Energy                                             7,130           335,467
                                                                   -----------
Total                                                               33,272,399
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.5%)
Bowater                                               15,838           356,355
Intl Paper                                            18,992           647,627
MeadWestvaco                                           2,157            64,839
Weyerhaeuser                                          12,445           879,240
                                                                   -----------
Total                                                                1,948,061
------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.1%)
Avon Products                                          5,214           172,270
Estee Lauder
 Companies Cl A                                        1,552            63,353
                                                                   -----------
Total                                                                  235,623
------------------------------------------------------------------------------
PHARMACEUTICALS (6.5%)
AstraZeneca                                           49,732(c)      2,672,114
Bristol-Myers Squibb                                 118,998         3,132,027
Eli Lilly & Co                                        31,518         1,642,088
GlaxoSmithKline ADR                                    4,921(c)        259,632
Johnson & Johnson                                     43,728         2,886,923
Merck & Co                                           128,082         5,584,375
Novartis ADR                                           8,533(c)        490,136
Pfizer                                               318,803         8,256,998
Roche Holding                                            307(c)         55,051

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  17

ISSUER                                             SHARES           VALUE(a)
PHARMACEUTICALS (CONT.)
Schering-Plough                                     74,812         $ 1,768,556
Teva Pharmaceutical
 Inds ADR                                           18,180(c)          565,034
Watson Pharmaceuticals                              15,236(b)          396,593
Wyeth                                                8,161             415,558
                                                                   -----------
Total                                                               28,125,085
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Apartment Investment &
 Management Cl A                                     6,296             352,702
Archstone-Smith Trust                                2,403             139,879
Boston Properties                                    1,331             148,912
Equity Office
 Properties Trust                                   13,977             673,272
Equity Residential                                   3,264             165,648
HomeBanc                                            42,553             179,999
Kimco Realty                                         2,612             117,409
Plum Creek Timber                                    2,266              90,300
ProLogis                                             2,855             173,498
Public Storage                                       1,412             137,670
Vornado Realty Trust                                 1,459             177,269
                                                                   -----------
Total                                                                2,356,558
------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                          2,057(b)           68,292
------------------------------------------------------------------------------
ROAD & RAIL (0.1%)
Avis Budget Group                                      354               7,678
CSX                                                  5,975             205,719
Norfolk Southern                                     4,583             230,480
                                                                   -----------
Total                                                                  443,877
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Advanced Micro Devices                              51,079(b)        1,039,457
Agere Systems                                        9,180(b)          175,981
ASML Holding                                         3,189(b,c)         78,545
Atmel                                               63,591(b)          384,726
Broadcom Cl A                                        6,218(b)          200,904
Credence Systems                                    10,249(b)           53,295
Cypress Semiconductor                               24,180(b)          407,917
Infineon Technologies                               29,609(b,c)        417,416
Infineon Technologies
 ADR                                                22,534(b,c)        316,152
Intel                                               90,092           1,824,362
LSI Logic                                           16,609(b)          149,481
Maxim Integrated
 Products                                            5,930             181,577

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES           VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
NVIDIA                                               3,578(b)      $   132,422
Spansion Cl A                                       39,294(b)          583,908
Texas Instruments                                   12,798             368,582
Verigy                                                 528(b,c)          9,372
                                                                   -----------
Total                                                                6,324,097
------------------------------------------------------------------------------
SOFTWARE (3.2%)
Adobe Systems                                       12,266(b)          504,378
Business Objects ADR                                 4,322(b,c)        170,503
Cadence Design Systems                              37,238(b)          666,933
Citrix Systems                                       6,546(b)          177,069
Compuware                                           37,902(b)          315,724
Electronic Arts                                      5,827(b)          293,448
McAfee                                              12,893(b)          365,903
Microsoft                                          282,599           8,438,405
Oracle                                              33,756(b)          578,578
Symantec                                            85,762(b)        1,788,138
TIBCO Software                                      64,819(b)          611,891
                                                                   -----------
Total                                                               13,910,970
------------------------------------------------------------------------------
SPECIALTY RETAIL (1.0%)
AutoNation                                           1,802(b)           38,419
AutoZone                                               614(b)           70,954
Bed Bath & Beyond                                    6,072(b)          231,343
Best Buy                                             2,553             125,582
Circuit City Stores                                 11,097             210,621
Home Depot                                          31,578           1,268,172
Limited Brands                                      10,138             293,394
Lowe's Companies                                    22,052             686,920
Office Depot                                         3,299(b)          125,923
OfficeMax                                              853              42,351
RadioShack                                           1,870              31,379
Sally Beauty Holdings                                  981(b)            7,652
Sherwin-Williams                                     1,342              85,324
Staples                                              8,461             225,909
Tiffany & Co                                         3,952             155,076
TJX Companies                                       18,437             525,823
                                                                   -----------
Total                                                                4,124,842
------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                  1,523              50,914
Liz Claiborne                                        1,258              54,673
Nike Cl B                                            2,231             220,935
VF                                                     995              81,670
                                                                   -----------
Total                                                                  408,192
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

ISSUER                                             SHARES           VALUE(a)
THRIFTS & MORTGAGE FINANCE (1.9%)
Countrywide Financial                               101,495       $  4,308,462
Fannie Mae                                           30,150          1,790,609
Freddie Mac                                          25,347          1,721,061
Washington Mutual                                     5,642            256,655
                                                                   -----------
Total                                                                8,076,787
------------------------------------------------------------------------------
TOBACCO (2.1%)
Altria Group                                         94,141          8,079,180
Imperial Tobacco
 Group ADR                                            7,451(c)         588,853
Reynolds American                                     2,046            133,952
UST                                                   1,942            113,024
                                                                   -----------
Total                                                                8,915,009
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (4.9%)
ALLTEL                                              122,589          7,414,183
Hutchison
 Telecommunications Intl                            447,376(b,c)     1,127,384
Orascom Telecom
 Holding GDR                                         18,506(c)       1,221,396
Sprint Nextel                                       201,513          3,806,581
Vodafone Group                                    2,304,919(c)       6,386,267
Vodafone Group ADR                                   41,104(c)       1,141,869
                                                                   -----------
Total                                                               21,097,680
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $367,768,847)                                              $424,178,831
------------------------------------------------------------------------------

OPTIONS PURCHASED (0.1%)

ISSUER                  CONTRACTS     EXERCISE       EXPIRATION      VALUE(a)
                                        PRICE           DATE
CALLS
NTL                         1,365     $   27.50      June 2007       $218,400
NTL                           455         27.50      Jan. 2008        108,063
------------------------------------------------------------------------------
PUTS
S&P 500
 Index                         74         1,350      March 2007        77,330
------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $576,265)                                                  $   403,793
------------------------------------------------------------------------------
MONEY MARKET FUND (1.8%)
                                                    SHARES          VALUE(a)
RiverSource Short-Term
 Cash Fund                                         7,817,394(g)   $  7,817,394
------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,817,394)                                                $  7,817,394
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $376,162,506)(h)                                           $432,400,018
==============================================================================


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  19

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 7.2% of net assets.

(d) At Dec. 31, 2006, securities valued at $4,593,680 were held to cover open call options written as follows (see Note 5 to the financial statements):

                                              EXERCISE   EXPIRATION
      ISSUER                      CONTRACTS    PRICE        DATE      VALUE(a)
      ------------------------------------------------------------------------
      NTL                             1,365     $ 30     June 2007    $112,613
      NTL                               455       30     Jan. 2008      67,112
      ------------------------------------------------------------------------
      Total value                                                     $179,725
      ------------------------------------------------------------------------

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

                                                           ACQUISITION
      SECURITY                                                DATES               COST
      ------------------------------------------------------------------------------------
      KKR Private Equity Investors LP Unit            05-01-06 thru 10-12-06   $   947,733

(g)   Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $383,017,755 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                              $ 54,328,929
      Unrealized depreciation                                (4,946,666)
      ------------------------------------------------------------------
      Net unrealized appreciation                          $ 49,382,263
      ------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

20  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DEC. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $368,345,112)                           $ 424,582,624
  Affiliated money market fund (identified cost $7,817,394) (Note 7)                7,817,394
---------------------------------------------------------------------------------------------
Total investments in securities (identified cost $376,162,506)                    432,400,018
Cash in bank on demand deposit                                                          1,328
Dividends and accrued interest receivable                                             653,875
Receivable for investment securities sold                                           3,160,447
---------------------------------------------------------------------------------------------
Total assets                                                                      436,215,668
---------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                   1,708,243
Payable for investment securities purchased                                         1,727,360
Unrealized depreciation on swap transactions, at value (Note 6)                         1,290
Accrued investment management services fee                                            138,155
Other accrued expenses                                                                 43,500
Options contracts written, at value (premiums received $162,116) (Note 5)             179,725
---------------------------------------------------------------------------------------------
Total liabilities                                                                   3,798,273
---------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                              $ 432,417,395
=============================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                        $     394,163
Additional paid-in capital                                                        353,245,730
Excess distributions over net investment income                                       (97,919)
Accumulated net realized gain (loss)                                               22,656,291
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 6)      56,219,130
---------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock        $ 432,417,395
=============================================================================================
Shares outstanding                                                                 39,416,294
---------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                          $       10.97
---------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  21

STATEMENT OF OPERATIONS

YEAR ENDED DEC. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                       $   8,681,530
Interest                                                                              283,381
Income distributions from affiliated money market fund (Note 7)                       150,507
  Less foreign taxes withheld                                                         (87,256)
----------------------------------------------------------------------------------------------
Total income                                                                        9,028,162
----------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  1,779,656
Compensation of board members                                                           4,977
Custodian fees                                                                        156,586
Printing and postage                                                                   23,660
Professional fees                                                                      22,145
Other                                                                                  21,764
----------------------------------------------------------------------------------------------
Total expenses                                                                      2,008,788
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)   (223,559)
----------------------------------------------------------------------------------------------
                                                                                    1,785,229
  Earnings and bank fee credits on cash balances (Note 2)                              (1,101)
----------------------------------------------------------------------------------------------
Total net expenses                                                                  1,784,128
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     7,244,034
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                   27,216,949
  Foreign currency transactions                                                        (2,052)
  Options contracts written (Note 5)                                                  110,203
  Swap transactions                                                                   (58,912)
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            27,266,188
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies               30,171,064
----------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              57,437,252
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  64,681,286
==============================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DEC. 31,                                                          2006             2005
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                        $   7,244,034    $   7,280,678
Net realized gain (loss) on investments                                   27,266,188       59,366,414
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     30,171,064      (36,116,809)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           64,681,286       30,530,283
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                   (7,198,729)      (7,265,143)
  Net realized gain                                                      (63,295,532)      (1,409,628)
------------------------------------------------------------------------------------------------------
Total distributions                                                      (70,494,261)      (8,674,771)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales of shares                                                680,044          867,944
Reinvestment of distributions at net asset value                          71,075,025        7,103,676
Payments for redemptions                                                 (99,520,908)     (92,341,520)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        (27,765,839)     (84,369,900)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (33,578,814)     (62,514,388)
Net assets at beginning of year                                          465,996,209      528,510,597
------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 432,417,395    $ 465,996,209
======================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Variable Portfolio - Select Series, Inc. (formerly AXP Variable Portfolio - Select Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than


------------------------------------------------------------------------------

24  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Dec. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2006 was $925,676 representing 0.21% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  25

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).


------------------------------------------------------------------------------

26  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  27

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $99,971 and accumulated net realized gain has been increased by $99,971.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                                         2006         2005
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income .................................   $37,791,234   $7,265,143
    Long-term capital gain ..........................    32,703,027    1,409,628

At Dec. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................   $16,562,687
Accumulated long-term gain (loss) ..............................   $14,562,581
Unrealized appreciation (depreciation) .........................   $49,360,477

DIVIDENDS

At Dec. 31, 2006, dividends declared for the Fund payable Jan. 3, 2007 are $0.04 per share.

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.


------------------------------------------------------------------------------

28  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

Other expenses in the amount of $20,746 is for, among other things, certain expense of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under the other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  29

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund will vary.

For the year ended Dec. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.40%. The Investment Manager and its affiliates have agreed to waive certain fees and expenses indefinitely, such that net expenses (excluding certain expenses such as indirect operating expenses of acquired funds in which the Fund invests) will not exceed 0.40% of the Fund's average daily net assets.

During the year ended Dec. 31, 2006, the Funds custodian fees were reduced by $1,101 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $321,315,396 and $417,685,598, respectively, for the year ended Dec. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED DEC. 31, 2006
-------------------------------------------------------------------------------------
Sold                                                                   62,392
Issued for reinvested distributions                                 7,046,264
Redeemed                                                           (9,536,078)
-------------------------------------------------------------------------------------
Net increase (decrease)                                            (2,427,422)
-------------------------------------------------------------------------------------

                                                             YEAR ENDED DEC. 31, 2005
-------------------------------------------------------------------------------------
Sold                                                                   78,976
Issued for reinvested distributions                                   669,191
Redeemed                                                           (8,581,898)
-------------------------------------------------------------------------------------
Net increase (decrease)                                            (7,833,731)
-------------------------------------------------------------------------------------


------------------------------------------------------------------------------

30  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

                                                                CALLS
------------------------------------------------------------------------------
                                                       CONTRACTS     PREMIUMS
------------------------------------------------------------------------------
Balance Dec. 31, 2005                                       --      $      --
Opened                                                   2,031        721,939
Closed                                                    (211)      (559,723)
------------------------------------------------------------------------------
Balance Dec. 31, 2006                                    1,820      $ 162,116
------------------------------------------------------------------------------

See "Summary of significant accounting policies."

6. SWAP CONTRACTS

At Dec. 31, 2006, the Fund had the following open total return equity swap contracts:

                                                                     UNREALIZED
                                        TERMINATION    NOTIONAL    APPRECIATION/
                                           DATE         AMOUNT     (DEPRECIATION)
---------------------------------------------------------------------------------
Receive total return on a basket
of large cap industrial securities
and pay a floating rate based
on 1-month LIBOR plus 0.20%.
Counterparty: Citigroup                 May 7, 2007    $ 730,000     $ (14,699)

Receive total return on a basket
of large cap health care securities
and pay a floating rate based
on 1-month LIBOR plus 0.20%.
Counterparty: Merrill Lynch            Oct. 17, 2007     828,980        13,409
---------------------------------------------------------------------------------
Total                                                                $  (1,290)

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  31

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended Dec. 31, 2006.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of


------------------------------------------------------------------------------

32  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  33

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

34  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Dec. 31,                  2006              2005              2004(b)           2004(c)         2004(d)
Net asset value, beginning of period      $  11.14          $  10.64          $  10.00          $  10.14        $  10.14
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .17               .16               .05               .01             .06
Net gains (losses) (both realized
 and unrealized)                              1.41               .53               .64              (.15)            .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations              1.58               .69               .69              (.14)            .55
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.17)             (.16)             (.05)               --            (.05)
Distributions from realized gains            (1.58)             (.03)               --                --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.75)             (.19)             (.05)               --            (.05)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  10.97          $  11.14          $  10.64          $  10.00        $  10.64
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    432          $    466          $    529          $    296        $    529
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(e),(f)                       .40%(g),(h)       .40%(g),(h)       .40%(i)          1.40%(i)         .99%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  1.63%             1.48%             1.73%(i)           .11%(i)         .79%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              73%              121%               45%               77%            135%
-------------------------------------------------------------------------------------------------------------------------
Total return(e)                              15.79%(j)          6.57%(j)          6.95%(j),(k)     (1.38%)(k)       5.42%
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  35

PER SHARE INCOME AND CAPITAL CHANGES(a) (CONTINUED)

Fiscal period ended Dec. 31,                                2003        2002
Net asset value, beginning of period                    $   7.96    $  10.53
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .01        (.01)
Net gains (losses) (both realized
 and unrealized)                                            2.17       (2.56)
------------------------------------------------------------------------------
Total from investment operations                            2.18       (2.57)
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          --          --
Distributions from realized gains                             --          --
------------------------------------------------------------------------------
Total distributions                                           --          --
------------------------------------------------------------------------------
Net asset value, end of period                          $  10.14    $   7.96
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (CONTINUED)

Net assets, end of period (in millions)                 $    337    $    314
------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(e),(f)                                    1.40%       1.40%
------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                 .08%       (.17%)
------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                           104%        187%
------------------------------------------------------------------------------
Total return(e)                                            27.45%     (24.47%)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.

(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

(c)   For the period from Jan. 1, 2004 to Sept. 10, 2004.

(d)   For the period from Jan. 1, 2004 to Dec. 31, 2004.

(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.

(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.45% and 0.45% for the years ended Dec. 31, 2006 and 2005, respectively.

(h) Expense ratio is based on total expense of the Fund before reduction of earnings and bank fee credits on cash balances.

(i)   Adjusted to an annual basis.

(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(k)   Not annualized.


------------------------------------------------------------------------------

36  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SELECT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Variable Portfolio - Core Equity Fund (a series of RiverSource Variable Portfolio - Select Series, Inc.) as of December 31, 2006, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended December 31, 2006, and the financial highlights for each of the years in the two-year period ended December 31, 2006, and for the periods from January 1, 2004 to September 10, 2004 and from September 10, 2004 (date the Fund became available) to December 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003 were audited by other auditors whose reports dated January 20, 2004, expressed unqualified opinions on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio - Core Equity Fund as of December 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

February 20, 2007


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  37

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND             PRINCIPAL OCCUPATION                         OTHER
AGE                                LENGTH OF SERVICE         DURING PAST FIVE YEARS                       DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                     Board member              Chief Justice, Minnesota Supreme
901 S. Marquette Ave.              since 2006                Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                    Board member              Chair, RiverSource Funds,
901 S. Marquette Ave.              since 1999                1999-2006; Chair, Board Services
Minneapolis, MN 55402                                        Corporation (provides administrative
Age 72                                                       services to boards); former Governor
                                                             of Minnesota
------------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                  Board member              Trustee Professor of Economics and
901 S. Marquette Ave.              since 2004                Management, Bentley College;
Minneapolis, MN 55402                                        former Dean, McCallum Graduate
Age 56                                                       School of Business, Bentley College
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                      Board member              Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                    Board member              Former Managing Director,                    American Progressive
901 S. Marquette Ave.              since 2005                Shikiar Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.              Board member              President Emeritus and                       Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002 and            Professor of Economics,                      (manufactures irrigation
Minneapolis, MN 55402              Chair of the Board        Carleton College                             systems)
Age 68                             since 2007
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

38  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT


NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND             PRINCIPAL OCCUPATION                         OTHER
AGE                                LENGTH OF SERVICE         DURING PAST FIVE YEARS                       DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia             Board member              Director, Enterprise Asset                   Strategic Distribution,
901 S. Marquette Ave.              since 2004                Management, Inc. (private real               Inc. (transportation,
Minneapolis, MN 55402                                        estate and asset management                  distribution and logistics
Age 54                                                       company)                                     consultants)
------------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor*                    Board member              President and Chief Executive
901 S. Marquette Ave.              since 2006                Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                        Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby               Board member              Chief Executive Officer, RiboNovix,          Hybridon, Inc.
901 S. Marquette Ave.              since 2002                Inc. since 2003 (biotechnology);             (biotechnology);
Minneapolis, MN 55402                                        former President, Forester Biotech           American Healthways,
Age 62                                                                                                    Inc. (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND             PRINCIPAL OCCUPATION                         OTHER
AGE                                LENGTH OF SERVICE         DURING PAST FIVE YEARS                       DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member              President - U.S. Asset Management
53600 Ameriprise                   since 2001,               and Chief Investment Officer,
Financial Center                   Vice President            Ameriprise Financial, Inc. and
Minneapolis, MN 55474              since 2002                President, Chairman of the Board
Age 46                                                       and Chief Investment Officer,
                                                             RiverSource Investments, LLC
                                                             since 2005; President, Ameriprise
                                                             Certificate Company since 2006;
                                                             Senior Vice President - Chief
                                                             Investment Officer, Ameriprise
                                                             Financial, Inc. and Chairman of the
                                                             Board and Chief Investment Officer,
                                                             RiverSource Investments, LLC,
                                                             2001-2005
-------------------------------------------------------------------------------------------------------------------------------

* Vikki L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  39

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS
NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND             PRINCIPAL OCCUPATION
AGE                                LENGTH OF SERVICE         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                President                 Senior Vice President - Asset Management, RiverSource
172 Ameriprise                     since 2006                Investments, LLC since 2006; Managing Director and Global
Financial Center                                             Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                        2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                       Director of Strategic Planning, Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                 Vice President            Executive Vice President - Equity and Fixed Income,
172 Ameriprise                     since 2004                Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                                             2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                                        Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                       Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                             Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                                             Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                     Vice President            Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                    since 2006                RiverSource Investments, LLC since 2006; Vice President -
Financial Center                                             Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                                        2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                       Ameriprise Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer                 Vice President - Investment Accounting, Ameriprise Financial, Inc.
105 Ameriprise                     since 2002                since 2002; Vice President - Finance, American Express
Financial Center                                             Company, 2000-2002
Minneapolis, MN 55474
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                   Vice President,           Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                    General Counsel           Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center                   and Secretary             General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474              since 2006                since 2005; Vice President - Asset Management Compliance,
Age 47                                                       Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                                             Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                             2002-2004; Second Vice President and Assistant General
                                                             Counsel, Hartford Life, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers                Chief Compliance          U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise                     Officer since 2006        Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                                             Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                        Voyageur Asset Management, 2000-2003
Age 46
------------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Money Laundering          Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                    Prevention Officer        Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center                   since 2004                Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                        Director and Bank Secrecy Act Officer, American Express
Age 43                                                       Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

40  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND - 2006 ANNUAL REPORT  41

RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

                        This report must be accompanied or preceded by the
RIVERSOURCE [LOGO](R)   Fund's current prospectus. RiverSource(SM) variable
      INVESTMENTS       portfolio funds are distributed by RiverSource
                        Distributors, Inc., Member NASD, and managed by
                        RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                               S-6347 E (3/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                        2006 - $5,400;                        2005 - $34,500

(b) Audit - Related Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                        2006 - $114;                          2005 - None

(c) Tax Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for tax compliance related services for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                        2006 - $2,798;                        2005 - $1,815

(d) All Other Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                        2006 - $279;                           2005 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Dec. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2006 - $55,477;                       2005 - $88,815

         The fees paid for the years ended Dec. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.


*2005 represents bills paid 1/1/05 - 12/31/05
 2006 represents bills paid 1/1/06 - 12/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                RiverSource Variable Portfolio - Select Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   March 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   March 6, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   March 6, 2007